SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 3, 2006

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.                  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           The information in Item 5.02(d) is incorporated by reference herein.

(d)           On January 3, 2006, Sterling Financial Corporation (“Sterling”) issued a press release announcing the appointment of Donald J. Lukes to the Sterling Board of Directors (the “Board”), with such appointment effective January 3, 2006.  Mr. Lukes replaces Ned M. Barnes, who has retired from the Sterling Board effective January 3, 2006, but is continuing to serve on the Board of Directors of Sterling’s wholly-owned subsidiary, Sterling Savings Bank.  Mr. Lukes was recommended to the Board by Sterling’s Chairman and Chief Executive Officer, Harold B. Gilkey.  The text of the press release is included as Exhibit 99.1 to this report.

Item 9.01.      Exhibits.

(c)   The following exhibits are being filed herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated January 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

January 9, 2006	By:	/s/ Daniel G. Byrne
Date	Daniel G. Byrne
Senior Vice President, Assistant Secretary, and Principal Financial Officer